UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2005

                             KNOCKOUT HOLDINGS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            Delaware                000-32007                13-4024018
            --------                ---------                ----------
(State or other jurisdiction of    (Commission             (IRS Employer
         incorporation)            File Number)          Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                 60164
        --------------------------------------                 -----
       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 17, 2005, Knockout Holdings, Inc. (f/k/a United Network Marketing Services, Inc.) ("Knockout") completed an offering (the "Offering") of up to 127,950 shares of its Series B Preferred Stock, $.001 par value per share ("Series B Preferred Stock"), and warrants to purchase up to 2,047,200 shares of Knockout's common stock, $.001 par value per share ("Common Stock") to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506, promulgated thereunder. In the final closing on January 17, 2005, Knockout sold an aggregate of 47,129 shares of Series B Preferred Stock and warrants to purchase 754,064 shares of Common Stock to 22 accredited investors for aggregate gross proceeds of $2,210,000.

         Knockout sold shares of Series B Preferred Stock in the Offering for a per share purchase price of $46.8933. For each share of Series B Preferred Stock purchased investors received warrants to purchase 16 shares of Common Stock. The warrants are exercisable for five years from the date of issuance at a price of $2.25 per share. The stated value of the Series B Preferred Stock is $46.8933. While the Series B Preferred Stock is outstanding, Knockout is required to pay to the holders of the Series B Preferred Stock dividends equal to 10% of the stated value per annum. Dividends are payable quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2005. In the event there are any accrued and unpaid dividends, such dividends will entail a late fee equal to 18% of such accrued and unpaid dividend per annum. In the event that the Series B Preferred Stock has not been redeemed by Knockout, cancelled or converted into Common Stock prior to 180 days from the date the Series B Preferred Stock is sold by Knockout, the dividend rate will increase to 20% of the stated value per annum. Upon liquidation, dissolution or winding up of the business of Knockout, the Series B Preferred Stock ranks senior to (a) Knockout's outstanding Series A Preferred Stock, (b) any other class or series of capital stock of Knockout whose terms expressly provide that the holders of Series B Preferred Stock should receive preferential payment, and (c) Knockout's Common Stock. Except as otherwise required by law, each holder of Series B Preferred Stock is entitled to vote on all matters submitted to shareholders of Knockout and are entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series B Preferred Stock could be converted.

         Immediately after Knockout amends its Certificate of Incorporation to authorize the issuance of a sufficient number of shares of Common Stock so that the Series B Preferred Stock may be converted into Common Stock, each share of Series B Preferred Stock will automatically convert into a number of fully paid and nonassessable shares of Common Stock equal to the stated value divided by $.2931 (the "Conversion Price"). Other than an exempt issuance, at any time while the Series B Preferred Stock is outstanding, if Knockout or any subsidiary of Knockout issues any Common Stock or any securities which would entitle the security holder thereof to acquire Common Stock for a per share or conversion or exercise price per share which is less than the Conversion Price, then the Conversion Price will be reduced to such other lower per share price. An "exempt issuance" is defined as the issuance of (a) shares of Common Stock or options to officers, directors, employees or consultants of Knockout pursuant to any stock or option plan duly adopted by a majority of the members of the Board of Directors of Knockout or a majority of the members of a committee of directors established for such purpose, (b) securities upon the conversion of any shares of Series B Preferred Stock, (c) securities upon the conversion of any convertible securities, options or warrants issued and outstanding before the issuance of any shares of Series B Preferred Stock, and (d) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person or entity which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of Knockout and in which Knockout receives benefits in addition to the investment of funds, but shall not include a transaction in which Knockout is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

         Knockout agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the warrants on or before April 10, 2005. If such registration statement is not filed on or before April 10, 2005 or if the registration statement is not declared effective by the Securities and Exchange Commission on or before July 9, 2005 (or August 8, 2005 if the registration statement is reviewed by the Securities and Exchange Commission), then Knockout must pay to each investor liquidated damages equal to 1% percent of the aggregate purchase price paid by investors for the first 30 days and an additional 1% of the aggregate purchase price paid by investors for each 30 day period subsequent thereto until the earlier of (a) such date the registration statement is declared effective and
(b) the securities may be sold pursuant to Rule 144(k).


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

         Duncan Capital LLC acted as placement agent in connection with the Offering. In consideration for its services as placement agent, Knockout agreed to pay Duncan Capital LLC an amount in cash equal to 5% of the aggregate gross proceeds received by Knockout and to issue Duncan Capital LLC warrants to purchase approximately 4.5% of the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the warrants that are issued to investors. The warrants issuable to Duncan Capital LLC are exercisable for five years from the date of issuance at a price of $.2931 per share.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c) EXHIBITS

EXHIBIT
NUMBER                                   DESCRIPTION
--------------------------------------------------------------------------------

4.1 Securities Purchase Agreement dated January 17, 2005 among United Network Marketing Services, Inc. (n/k/a Knockout Holdings, Inc.) and each purchaser identified on the signature pages thereto

4.2 Registration Rights Agreement dated January 17, 2005 by and among United Network Marketing Services, Inc. (n/k/a Knockout Holdings, Inc.) and each of the investors signatory thereto

4.3               Form of Common Stock Purchase Warrant



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

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KNOCKOUT HOLDINGS, INC.


Dated: January 20, 2005                         By: /s/ Oscar Turner
                                                    ---------------------------
                                                Name:   Oscar Turner
                                                Title:  Chief Financial Officer





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